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                                                                     EXHIBIT 1.2

                               MONSANTO COMPANY

             6.5% ADJUSTABLE CONVERSION-RATE EQUITY SECURITY UNITS
                          (STATED AMOUNT $40 PER UNIT)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               November 23, 1998

Goldman, Sachs & Co.,
Salomon Smith Barney Inc.
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     Monsanto Company, a Delaware corporation (the "Company") proposes, subject to the terms and conditions stated herein, to enter into the Purchase Contracts (the "Purchase Contracts") with you on behalf of the Underwriters named in
Schedule I hereto (the "Underwriters"). The Purchase Contracts are evidenced by the Unit Certificates and are governed by the Master Unit Agreement to be dated as of November 30, 1998 (the "Master Unit Agreement"), between the Company and The First National Bank of Chicago, as Master Unit Agent (the "Unit Agent"), underlying an aggregate of 17,500,000 6.5% Adjustable Conversion-rate Equity Security Units (the "Units"). In connection therewith, the Company proposes, subject to the terms and conditions stated herein, that the Company issue and sell to the Underwriters an aggregate of $700,000,000 principal amount of the Company's 5.95% Junior Subordinated Deferrable Debentures (the "Debentures"). Further, in connection therewith, the Underwriters will, on behalf of the initial holders of the Units (as defined herein), sell Call Options (the "Call Options") to Goldman, Sachs & Co. (in its capacity as the holder of the Call Options, the "Call Option Holder") which will entitle the Call Option Holder to acquire such Debentures on or before the Call Option Expiration Date (as defined in the Call Option Agreement, dated as of November 30, 1998, between the Call Option Holder and the Unit Agent (the "Call Option Agreement")) in exchange for the Aggregate Call Option Exercise Consideration (as defined in the Call Option Agreement). In connection with the Master Unit Agreement and the Call Options, pursuant to the Pledge Agreement, to be dated as of November 30, 1998 (the "Pledge Agreement"), among the Company, the Unit Agent, the Call Option Holder and First Union National Bank, as collateral agent (the "Collateral Agent"), the Debentures underlying the Units will be pledged by the Unit Agent on behalf of the holders of the Units to secure the holders' obligations to the Company and the Call Option Holder under the Purchase Contract and Call Option, respectively, underlying such Unit. The rights to purchase newly issued shares of common stock of the Company (the "Common Stock") under a Purchase Contract, together with the Debentures securing such Purchase Contract, subject to (a) the obligations owed to the Company under such Purchase Contract, (b) the obligations owed to the Call Option Holder under the Call Option relating to such Debentures and (c) the

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pledge arrangements under the Pledge Agreement securing the foregoing obligations, collectively constitute a Unit provided, however, that after the Time of Delivery, Pledged Securities may replace the Debentures and shall be considered part of a Unit. Unless the context otherwise requires, for purposes of this Agreement, the act of entering into a Purchase Contract underlying a Unit, purchasing a Debenture underlying a Unit and selling a Call Option with respect to such Debenture shall be referred to as a "purchase" of such Unit.

     Capitalized terms used herein without definition shall be used as defined in the Master Unit Agreement (as defined herein).

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) A registration statement on Form S-3 (File No. 333-51919) (the "Initial Registration Statement") in respect of the Purchase Contracts, the shares of Common Stock (the "Shares") to be issued upon settlement of the Purchase Contracts and the Debentures, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you, and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, delivered to you for each of the other Underwriters have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, the documents incorporated by reference therein, any post-effective amendment thereto and any preliminary prospectus filed pursuant to Rule 424(b), no other document with respect to the Initial Registration Statement has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including all information contained in any Preliminary Prospectus or in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus relating to the Units, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the Prospectus; any reference herein to any Preliminary Prospectus or the Prospectus shall be

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     deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

               (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

               (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

               (d) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in

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     conformity with information furnished in writing to the Company by an
     Underwriter through you expressly for use therein;

               (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock (other than changes in treasury stock within limits, or pursuant to employee plans, disclosed or incorporated by reference in the Prospectus) or long-term debt of the Company and its subsidiaries considered as a whole or any material adverse change, or any development known to the Company involving a prospective material adverse change, in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

               (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other state of the United States except Rhode Island; and G. D. Searle & Co. (Delaware) ("Searle"), Monsanto International Sales Company, p.l.c. (Virgin Islands), Monsanto p.l.c. (England) and Monsanto Europe S.A.N.V. (Belgium) (such corporations being referred to herein as "Principal Subsidiaries") are each a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation as set forth above;

               (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued equity securities of each Principal Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (h) The Debentures have been duly and validly authorized by the Company, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of November 30, 1998 (the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form filed as an exhibit to the Registration Statement delivered to you; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Debentures, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debentures and the Indenture will conform to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Debentures;

               (i) The Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Master Unit Agreement have been duly authorized and reserved for

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     issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Master Unit Agreement, will be validly issued and fully paid and non-assessable and currently conform to the description of the thereof incorporated by reference in the Prospectus;

               (j) The entry into the Purchase Contracts by the Company, the issue and sale of the Debentures by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement and the Indenture and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Principal Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject, or which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole or affect the validity of the Units or the legal authority of the Company to comply with the Units; nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-laws of the Company, or in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole (except to the extent that the issue and sale of the Units as contemplated by this Agreement and the distribution of the Units by the Underwriters may result in violations of state securities or Blue Sky laws); and no consent, approval, authorization, order, registration or qualification of or with any such court or any such regulatory authority or other governmental body in the United States having jurisdiction over the Company is required for the entry into the Purchase Contracts by the Company, the issue and sale of the Debentures by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, or the Indenture or the consummation of the transactions herein or therein contemplated, except (i) the registration under the Act of the Units, the Debentures and the Shares to be issued upon settlement of the Purchase Contracts, (ii) the approval and registration of the Units with the New York Stock Exchange; (iii) such consents as have been obtained under the Trust Indenture Act; and (iv) such consents as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

               (k) The Purchase Contracts, which Purchase Contracts are evidenced by the Unit Certificates, have been duly and validly authorized by the Company and, when executed by the other parties thereto, will constitute valid and binding obligations, enforceable in accordance with their terms, subject, as the enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting

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     creditors' rights and to general equity principles; and the Purchase
     Contracts will conform to the descriptions thereof in the Prospectus as amended or supplemented;

               (l) The Master Unit Agreement and the Pledge Agreement, have been duly and validly authorized by the Company and, when executed and delivered by the other parties thereto, will constitute valid and binding instruments, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Master Unit Agreement and the Pledge Agreement conform or will conform to the descriptions thereof in the Prospectus as amended or supplemented; and the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts and Call Options constituting part of such Units, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and currently in effect in the State of New
     York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Units;

               (m) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than those which in the aggregate will not have a material adverse effect on the Company and its subsidiaries considered as a whole; and, to the best of the Company's knowledge, no such proceedings are contemplated by governmental authorities;

               (n) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are, to the best of the Company's knowledge, independent public accountants as to the Company as required by the Act and the rules and regulations of the Commission thereunder; and

               (o) The Company has developed and initiated a comprehensive Year 2000 Program which is designed to ensure that its business will not be adversely affected by the Year 2000 computer problem. The Year 2000 Program consists of remediation efforts with respect to the Company's internal systems, a survey and review of its suppliers' Year 2000 programs and institution of appropriate contingency plans. The Company expects its internal systems to be Year 2000 compliant and to have its contingency plans in place by the third quarter of 1999. In addition, the statements contained in the Prospectus under "III. Year 2000 Update" and in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998 pertaining to the Year 2000 program, are accurate and complete statements of the information set forth therein.

     2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Underwriters, severally and not jointly, agree to enter into the Purchase Contracts underlying the number of Units set forth opposite the name of such Underwriter in Schedule I hereto, and (b) the Company agrees that the Company will issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, the principal amount of Debentures underlying the number of Units set forth opposite the name of such Underwriter in Schedule I hereto.

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     The Underwriters agree to pledge to the Collateral Agent, on behalf of the initial purchasers of the Units, the Debentures underlying the Units. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriters of the Debentures to be pledged at the Time of Delivery (as defined below) in accordance with the Pledge Agreement.

     The Underwriters further agree to sell, on behalf of the initial purchasers of the Units, to the Call Option Holder a Call Option with respect to each Debenture underlying the Units at a purchase price of $.10 per Call Option at the Time of Delivery.

     3. Upon the authorization by you of the release of the Units, the several Underwriters propose to offer the Units for sale to the public upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     4. (a) The Units to be purchased by each Underwriter hereunder will be represented by one or more definitive global Units in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian and delivered to Goldman, Sachs & Co., for the account of each Underwriter, upon at least forty-eight hours' prior notice to the Company by Goldman Sachs & Co. and against payment by or on behalf of such Underwriter of the purchase price therefor by transfer of Federal (same day) funds to the account designated by the Company and delivery to the Collateral Agent of the Debentures relating to such Units at least forty-eight hours in advance. The Company will cause the certificates representing the Units to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Units, 9:30 a.m., New York time, on November 30, 1998 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Units is herein called the "Time of Delivery".

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Units and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Units will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.  The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus as amended or supplemented in relation to the Units in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly of any such amendment or supplement after the Time of Delivery and

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furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Units, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Units or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Units for offering and sale under the securities laws of such United States jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation for doing business in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the date of this Agreement shall be at your expense;

     (c) No later than 5:00 p.m. on the New York business day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus, as amended or supplemented in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to each other broker-dealer participating with them in the distribution of the Units as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense such Underwriters or such other brokers, as the case may be, to prepare and deliver to such Underwriter or such other broker-dealer as many copies as you may request of an amended Prospectus or supplement to the Prospectus complying with Section 10 (a) (3) of the Act;

     (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its

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subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

     (e) During the period beginning from the date of this Agreement and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any Units, Debentures or Common Stock or securities of the Company that are substantially similar to the Units, Debentures or Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than securities issued (i) in the Financings (as defined in the Prospectus Supplement); (ii) pursuant to the merger of the Company with Delta and Pine Land Company; (iii) pursuant to employee stock option plans existing on; or (iv) upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement), without your prior written consent; and

     (f) To use their best efforts to list, subject to notice of issuance, the Units on the New York Stock Exchange (the "Exchange").

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Units under the Act, and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise expressly provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and any other broker-dealers participating in the distribution of the Units; (ii) the cost of producing and copying any Agreement among Underwriters, this Agreement, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Units; (iii) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees (not to exceed $2,000 per fiscal year of the Company) and disbursements of counsel for the Underwriters in connection with such qualifications and in connection with the Blue Sky and legal investment surveys; (iv) all fees and expenses in connection with listing the Units on the Exchange; (v) any fees charged by securities rating services for rating the Units; (vi) the cost of preparing the Units, the Debentures and any Shares; (vii) the fees and expenses of the Unit Agent, Collateral Agent and Debenture Trustee and any agent of the Unit Agent, Collateral Agent and Debenture Trustee and the fees and disbursements of any counsel for the Unit Agent, Collateral Agent or Trustee in connection with the Master Unit Agreement, the Pledge Agreement, the Call Option Agreement, the Indenture and the Debentures, as the case may be; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Units to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct in all material respects, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) Counsel for the Underwriters shall have furnished to you such opinion or opinions, dated as of the Time of Delivery, with respect to the incorporation of the Company, the validity of the Units, the Registration Statement, the Prospectus as amended or supplemented and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (c) Winston & Strawn and the General Counsel or other counsel of the Company satisfactory to you shall have furnished to you their written opinions, dated as of the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other state of the United States except Rhode Island;

                   (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                   (iii) Each of the Principal Subsidiaries is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation;

                   (iv) The Company owns directly or indirectly through one or more wholly-owned subsidiaries all of the issued and outstanding equity securities of the Principal Subsidiaries (except as specified in Section 1(g) of this Agreement), free and clear of liens, encumbrances, equities and claims, and all such securities are validly authorized, issued, fully paid and non-assessable, and neither the Company nor any such subsidiary is subject to personal liability by reason of being an owner thereof;

                   (v) The Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Master Unit Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Master Unit Agreement, will be duly and validly issued, fully paid and non-assessable and currently conform to the description of the Common Stock in the Prospectus;

                    (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                    (vii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than those which in the aggregate will not have a material adverse effect on the Company and its subsidiaries considered as a whole and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities;

                    (viii) Each of the Master Unit Agreement, the Purchase Contracts which are evidenced by the Unit Certificates, being delivered at the Time of Delivery and the Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company (and together they create, to the extent provided therein, a valid interest of the holders of the Units in the Debentures) enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided, however, that the rights and remedies of the Unit Agent and the Collateral Agent provided in Sections 402 and 510 of the Master Unit Agreement and Section 5(a) of the Pledge Agreement upon the occurrence of a Termination Event will not be limited under the Bankruptcy Code (11 U.S.C. 101 et seq.) because Section 365(e)(2) thereof should permit such termination provisions to be enforced; the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts and Call Options constituting part of such Units, a valid security interest (as that term is defined in the Uniform Commercial Code, as adopted and then in effect in the State of New York (the "New York UCC")), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Units; and, in the case of Pledged Securities that are certificated or in the form of instruments (as defined in the New York UCC), such security interest shall be perfected upon the delivery of such certificates or instruments to the Collateral Agent, with accompanying stock or note powers duly executed in blank or in favor of the Collateral Agent, and, in the case of Pledged Securities that are credited by a securities intermediary (as defined in the New York UCC) to a securities account (as defined in the New York UCC) in the name of the Collateral Agent, the Collateral Agent shall have a perfected security interest in all securities entitlements (as defined in the New York
          UCC) relating to such Pledged Securities; the Master Unit Agreement, the Pledge Agreement and the Purchase Contracts conform to the descriptions thereof in the Prospectus as amended or supplemented;

                    (ix) The Debentures underlying the Units have been duly authorized by the Company; assuming that the facsimile signatures of officers (specified in such opinion) of the Company and the facsimile seal of the Company have been imprinted on the Debentures and that the Debentures have been duly authenticated by the Trustee under the Indenture (which assumptions such counsel need not verify by an inspection of the Debentures underlying the Units), the Debentures have been duly executed, issued and delivered by the Company and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Debentures and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                    (x) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting of creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and no taxes or recording fees under Delaware or Federal law are required to be paid with respect to the execution of the Indenture and the issuance of the Debentures underlying the Units;

                    (xi) The entry into the Purchase Contracts by the Company, the issue and sale of the Debentures by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, and the Indenture and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute or result in a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Principal Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to such counsel, after such reasonable investigation as such counsel deems necessary, to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole or affect the validity of the Units or the legal authority of the Company to comply with the Units or this Agreement; nor will such actions result in a violation of the provisions of the Certificate of Incorporation, as amended, or the By-laws of the Company, or in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its subsidiaries or any of their properties which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole (except to the extent that the issue and sale of the Units as contemplated by this Agreement and the distribution of the Units by the Underwriters may result in violations of state securities or Blue Sky laws); and no consent, approval, authorization, order, registration or qualification of or with any such court, regulatory authority or other governmental body in the United States having jurisdiction over the Company is required for the entry into the Purchase Contracts underlying the Units by the Company, the issue and sale of the Debentures underlying the Units by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement or the Indenture or the consummation by the Company of the transactions herein or therein contemplated, except for (A) the registration under the Act of the Securities, the Debentures and the Shares to be issued upon settlement of the Purchase Contracts, (B) the approval and registration of the Units with the Exchange, which has been obtained,
          (C) such consents as have been obtained under the Trust Indenture Act, and (D) such consents as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                    (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                    (xiii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data contained or incorporated by reference therein or omitted therein as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and the information included in the Registration Statement in response to Item 10 (insofar as it relates to such counsel) of Form S-3 is to the best of such counsel's knowledge an accurate statement of the matter therein set forth and fairly presents the information called for with respect to that matter by the Act and the rules and regulations thereunder.

                    Such counsel may also state that he has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, other than those mentioned in the last clause of subparagraph (ix) above, but such counsel shall confirm that he or she has, however, participated in reviews and discussions in connection with the preparation of the Registration Statements, the Prospectus and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of

          Delivery, and that in the course of such reviews and discussions no facts came to his or her attention which led him or her to believe that the Registration Statement or the Prospectus on the effective date of the Registration Statement, or the Prospectus as amended or supplemented on the date of such amendment or supplement or at and as of the Time of Delivery for the Units (in each case, apart from the financial statements and other financial data contained or incorporated by reference therein or omitted therefrom and from any written information furnished to the Company by any Underwriter expressly for use in the prospectus as amended or supplemented or any omission therefrom) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                   In rendering the foregoing opinion, such counsel may rely upon opinions of local counsel (which may include your counsel) satisfactory in form and scope to your counsel.

               (d) Arnold & Porter, special tax counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that the discussion set forth in the Prospectus under the heading "Certain Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects;

               (e) At the Time of Delivery, Deloitte & Touche LLP shall have furnished you a letter dated the Time of Delivery, to the effect set forth in Annex I hereto, and as to such other matters as you may reasonably request and in form and substance satisfactory to you;

               (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of this Agreement, there shall not have been any material change in the capital stock (other than changes in treasury stock within limits, or pursuant to employee plans, disclosed or incorporated by reference in the Prospectus prior to the date of this Agreement) or long-term debt of the Company or any of its subsidiaries or any material change, or any development involving a prospective material change, in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of this Agreement, the effect of which is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of Units on the terms and in the manner contemplated in the Prospectus as amended or supplemented in connection with the Units;

               (g) On or after the date of this Agreement relating to the Units, no downgrading shall have occurred in the rating accorded the Company's debt securities by any one of the following statistical rating organizations: Standard & Poor's Ratings Group, Moody's Investment Services, Inc. and Duff & Phelps LLC;

               (h) On or after the date of this Agreement there shall not have occurred any of the following events the effect of which is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of Shares on the terms and in the manner contemplated in the Prospectus as amended or supplemented in connection with the Shares: (i) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, (ii) a declaration of a banking moratorium by either Federal or New York State authorities, (iii) a suspension or halt in trading on the New York Stock Exchange in any securities of the Company or (iv) a suspension or limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such Exchange;

               (i) The Company shall have furnished or caused to be furnished to you at the Time of Delivery a certificate or certificates of officers of the Company satisfactory to you as to the accuracy in all material respects of the representations and warranties of the Company herein at and as of the Time of Delivery and as to the performance by the Company in all material respects of all of its obligations hereunder to be performed at or prior to the Time of Delivery, and the Company also shall have furnished to you a certificate of officers of the Company satisfactory to you as to the matters set forth in subsection (a) of this Section;

               (j) The Company shall have complied with the provisions of
     Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of this Agreement; and

               (k) The Units shall have been duly listed, subject to notice of issuance, on the Exchange.

     8.  (a)   The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Units, or any amendment or supplement thereto, or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to such Units or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Prospectus as amended or supplemented relating to such Units; provided, further, that, if any Preliminary Prospectus, any preliminary prospectus supplement relating to the Units, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Units contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus, preliminary prospectus supplement relating to the Units, the Prospectus, the Prospectus as amended or supplemented, any other prospectus relating to the Units or any amendment or supplement thereto relating to the Units, the Company shall not be liable to any Underwriter under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Units to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of a revised Preliminary Prospectus (excluding documents incorporated by reference), preliminary prospectus supplement relating to the Units (excluding documents incorporated by reference), the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other amended prospectus relating to the Units (excluding documents incorporated by reference) or any amendment or supplement thereto relating to the Units (excluding documents incorporated by reference), as the case may be, containing a correction of such alleged misstatement or omission, if the Company has made available copies thereof to such Underwriter prior to the confirmation of such sale; and provided, further, that the Company shall not be liable to any Underwriter under this subsection (a) to the extent that any such loss, claim, damage or liability of such Underwriter results from the use by such Underwriter of the Prospectus as amended or supplemented (excluding documents incorporated by reference) or the Prospectus as amended or supplemented as it may be further amended or supplemented (excluding documents incorporated by reference), as the case may be, (i) otherwise than in connection with an offer or sale of the Units or (ii) at any time nine months or more after the time of issue of the Prospectus as amended or supplemented unless the Company has prior to such use amended or supplemented the Prospectus as amended or supplemented to comply with Section 10(a)(3) of the Act if required pursuant to Section 5(c) hereof and such Underwriter uses the Prospectus as amended or supplemented as so further amended or supplemented.

       Each Underwriter acknowledges that the indemnity agreement in this subsection (a) does not extend to any liability which such Underwriter might have under Section 5(b)(2) of the Act by reason of the fact that such Underwriter sold Units to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Units (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), as the case may be, if the Company has made available copies thereof to such Underwriter.

       For purposes of this subsection (a) the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Units (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), shall not be deemed to have been made available to an Underwriter until (x) such Underwriter has received the same or (y) such time after the receipt thereof by the Representatives as would permit the Representatives with reasonable diligence to deliver the same to such Underwriter.

   (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to such Units, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to such Units, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in the second paragraph of Section 12 hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof as provided above, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Units on the other from the offering of the Units to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Units on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Units in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Units and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Units which it has agreed to purchase under this Agreement, you may in your discretion arrange for you or another party or other parties to purchase such Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Units, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Units on such terms. In the event that, within the respective prescribed period, you notify the Company that you have so arranged for the purchase of such Units, or the Company notifies you that it has so arranged for the purchase of such Units, you or the Company shall have the right to postpone the Time of Delivery for such Units a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

     (b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate amount of such Units which remains unpurchased does not exceed one-eleventh of the aggregate amount of the Units, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Units which such Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Units which such Underwriter agreed to purchase under this Agreement) of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters made by you or the Company as provided in subsection (a) above, the aggregate amount of the Units which remains unpurchased exceeds one-eleventh of the aggregate amount of the Units as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Units of a defaulting Underwriter or Underwriters, then this Agreement relating to such Units shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Units.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Units except as provided in Section 6 and Section 8 hereof; but, if for any other reason Units are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Units, but the Company shall then be under no further liability to any Underwriter with respect to such Shares except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to your address as set forth in this Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement:
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                 Very truly yours,

                                 MONSANTO COMPANY



                                 By:  /s/ Juanita H. Hinshaw
                                      ---------------------------------------
                                      Name:  Juanita H. Hinshaw
                                      Title:  Vice President and Treasurer



Accepted as of the date hereof:

Goldman, Sachs & Co.
Salomon Smith Barney Inc.


By:  /s/ Goldman, Sachs & Co.
     -----------------------------
         Goldman, Sachs & Co.

   On behalf of each of the Underwriters

------------------------------------------------------------------
                            SCHEDULE I
------------------------------------------------------------------


      ----------------------------------------------------
                                      TOTAL NUMBER
                                      OF UNITS TO BE
        UNDERWRITER                   DELIVERED
        -----------                   ---------
      ----------------------------------------------------

        Goldman, Sachs & Co.              8,750,000
      ----------------------------------------------------

        Salomon Smith Barney Inc.         8,750,000
      ----------------------------------------------------
                                         17,500,000
                Total
      ----------------------------------------------------

      ----------------------------------------------------

                                                                         ANNEX I


     Pursuant to Section 7(e) of the Underwriting Agreement, Deloitte & Touche LLP shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review and issued a report in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, if any, and copies of any such report have been furnished to the representatives of the Underwriters (the "Representatives");

               (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Board of Directors and the Executive and Finance Committees of the Company since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) the unaudited condensed consolidated statements of income, financial position and cash flow included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, financial position and cash flow included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                     (B) any other unaudited income statement data and statement of financial position items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and statement of financial position items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest statement of financial position included or incorporated by reference in the Prospectus) or any increase, excluding those changes due solely to fluctuations in foreign currency exchange rates, in the consolidated long-term debt or guaranteed obligations of the Company and its subsidiaries or any decreases in consolidated net current assets or net assets, in each case as compared with amounts shown in the latest consolidated statement of financial position included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur, or, in the case of consolidated long-term debt or guaranteed obligations, consolidated net current assets or net assets, for changes, decreases or increases, as the case may be, which are less than $30,000,000, or which are described in such letter; and

          (iv) In addition to the audits referred to in their opinions included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain references to the Company's historical annual ratios of earnings to fixed charges specified by the Representatives which references are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information contained in such references with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Units for purposes of the letter delivered at the Time of Delivery for such Units.